EXHIBIT 10.22

CONFIDENTIAL	Execution Version

INVESTORS RIGHTS AGREEMENT

BY AND AMONG

LOOP INDUSTRIES, INC.,

DANIEL SOLOMITA

AND

THE INVESTORS NAMED HEREIN

DATED AS OF DECEMBER 23, 2024

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TABLE OF CONTENTS

1.	Definitions		1

2.	Registration Rights		6

	2.1	Required Registration; Piggyback Registration	6
	2.2	Revocation of Required Registration	7
	2.3	Continuous Effectiveness of Registration Statement	7
	2.4	Obligations of the Company	7
	2.5	Information; Investor Covenants	9
	2.6	Expenses	10
	2.7	Indemnification	10
	2.8	SEC Reports	12
	2.9	Legend Removal	12

3.	Restrictions on Beneficial Ownership		13

	3.1	Standstill	13

4.	Restrictions on Dispositions		14

	4.1	Lock-Up	14
	4.2	Certain Dispositions During Lock-Up	15
	4.3	Certain Dispositions	15
	4.4	Effect of Prohibited Disposition	16
	4.5	Compliance with Laws	16
	4.6	Legends	16

5.	Voting Agreement		16

	5.1	Voting of Shares held by Founder	16
	5.2	Founder Covenant	17

6.	Participation Right.		17

7.	Miscellaneous		18

	7.1	Governing Law	18
	7.2	Submission to Jurisdiction	18
	7.3	Waiver	18
	7.4	Notices	18
	7.5	Entire Agreement	19
	7.6	Amendments	19
	7.7	Interpretation	19
	7.8	Severability	19
	7.9	Additional Investors	20
	7.10	Assignment	20
	7.11	Successors and Assigns	20
	7.12	Counterparts	20
	7.13	Third Party Beneficiaries.	20
	7.14	Remedies	20
	7.15	Specific Performance	20
	7.16	Confidentiality	21
	7.17	Termination.	22

Schedule I – Investors and Investor Notice Addresses

Schedule II – Company and Founder Notice Addresses

Exhibit A – Form of Joinder Agreement

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INVESTORS RIGHTS AGREEMENT

THIS INVESTORS RIGHTS AGREEMENT (this “Agreement”) is made as of December 23, 2024, by and among Loop Industries, Inc., a company incorporated and existing under the laws of the State of Nevada with its principal offices at 480 Fernand-Poitras Terrebonne, Québec, Canada J6Y 1Y4 (the “Company”), Daniel Solomita, solely in his individual capacity and for the purposes of Section 5 (the “Founder”), and each of the Investors, each party thereto acting jointly and not jointly nor jointly and severally with the other parties thereto for the purposes hereof,

WHEREAS, the Company and each Investor (or one or more entities owned or controlled by an Investor) are party to a separate Securities Purchase Agreement by and between such Investor (or one or more entities owned or controlled by an Investor) and the Company (with respect to such Investor, the “Purchase Agreement”), which provides for the issuance and sale by the Company to such Investor, and the purchase by such Investor (or one or more entities owned or controlled by an Investor), of Series B Preferred Stock (as defined herein) (the “Purchased Shares”);

AND WHEREAS, it is a condition to the execution and delivery of each Purchase Agreement that each Investor, the Company and the Founder agree to become bound by the terms and conditions of this Agreement, which sets forth certain rights and restrictions with respect to the Purchased Shares and other securities of the Company beneficially owned by the Investors and their Affiliates.

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, each party hereto agrees as follows:

1. Definitions. When used in this Agreement, the following terms shall have the respective meanings specified therefor below:

“Acquisition Proposal” shall have the meaning set forth in Section 3.1(d).

“Affiliate” shall mean, with respect to any Person, another Person that controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement, except as specifically stated below, in no event shall (i) any Investor or any of its Affiliates be deemed Affiliates of the Company or any of its Affiliates or (ii) the Company or any of its Affiliates be deemed Affiliates of any Investor or any of its Affiliates.

“Agreement” shall have the meaning set forth in the Preamble, including all Exhibits attached hereto.

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“Automatic Conversion Date” shall have the meaning set forth in the Certificate of Designation.

“beneficial owner,” “beneficially owns,” “beneficial ownership” and terms of similar import used in this Agreement shall, with respect to a Person, have the meaning set forth in Rule 13d-3 under the Exchange Act (i) assuming the full conversion into, and exercise and exchange for, shares of Common Stock of all Common Stock Equivalents beneficially owned by such Person and (ii) determined without regard for the number of days within which such Person has the right to acquire such beneficial ownership.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning set forth in Section 3.1(g).

“Business Day” shall mean a day on which commercial banking institutions in Montréal, Québec, Paris, France and New York, New York are open for business.

“Certificate of Designation” shall mean the Certificate of Designation of the Series B Preferred Stock setting forth the designations, powers, preferences and relative rights, and the qualifications, limitations and restrictions thereof.

“Change of Control” shall mean, with respect to the Company, any of the following events: (i) any Person becomes the beneficial owner (except that a Person shall be deemed to have beneficial ownership of all shares that any such Person has the right to acquire, whether such right which may be exercised immediately or only after the passage of time), directly or indirectly, of a majority of the total voting power represented by all shares of Common Stock and any other voting securities of the Company then issued and outstanding; (ii) the Company consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into the Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of the voting securities of the Company then issued and outstanding or (iii) the Company conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly-owned Affiliate of the Company.

“Closing Date” shall mean the date on which a closing of the purchase and sale of Purchased Shares is effected under a Purchase Agreement.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

“Common Stock Equivalents” shall mean any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

“Company” shall have the meaning set forth in the Preamble.

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“Company Notice” shall have the meaning set forth in Section 2.1(b).

“Competitor” shall mean any Person that, directly or indirectly, through one or more of its Affiliates, (i) is regularly engaged in commercializing rDMT/rMEG products or manufacturing technology based on methanolysis below 150 degrees Celsius or (ii) owns a controlling equity interest in any Person described under clause (i) hereof.

“Conversion Date” shall have the meaning set forth in the Certificate of Designation.

“Conversion Shares” shall mean the shares of Common Stock issuable upon conversion of the Purchased Shares, and shall be adjusted for (i) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Conversion Shares.

“Derivative” shall have the meaning set forth in Section 3.1(a).

“Disposition” or “Dispose of” shall mean any (i) offer, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Series B Preferred Stock or Common Stock, or any Common Stock Equivalents, including, without limitation, any “short sale” or similar arrangement, or (ii) hedge, swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequence of ownership of shares of Series B Preferred Stock or Common Stock, whether any such hedge, swap, agreement or transaction is to be settled by delivery of Series B Preferred Stock or Common Stock, other securities, in cash or otherwise.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Founder” shall have the meaning set forth in the Preamble.

“Founder Shares” shall have the meaning set forth in Section 5.1(a).

“Free Writing Prospectus” shall have the meaning set forth in Section 2.4(c).

“Fully-Diluted Ownership Percentage” shall mean, with respect to any Investor and its Affiliates at any time, the percentage of the issued and outstanding Common Stock beneficially owned by such Investor and its Affiliates at such time, assuming the conversion of all Common Stock Equivalents (and, in the case of the Purchased Shares, assuming that the Purchased Shares are convertible at such time).

“Fundamental Change” shall have the meaning set forth in the Certificate of Designation.

“Governmental Authority” shall mean any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

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“Investor” or “Investors” shall mean each Person listed on Schedule I hereto (including, as of the date hereof, each Person executing this Agreement), and hereafter each Person that validly executes a joinder agreement, in compliance with the terms of this Agreement.

“Law” or “Laws” shall mean all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Authority.

“Lock-Up Term” shall have the meaning set forth in Section 4.1(a).

“Modified Clause” shall have the meaning set forth in Section 7.8.

"Offering Document(s)" shall mean, with respect to any Investor, any Registration Statement registering offers and sales of such Investor's Registrable Securities under the Securities Act, the prospectus and any prospectus supplement related thereto (including any amendments or supplements thereto), or any SEC-filed document that is incorporated (or deemed to be incorporated) therein by reference, and any Free Writing Prospectus utilized in connection with any such Registration Statement.

“Offeror” shall have the meaning set forth in Section 3.1(d).

“Participation Notice” shall have the meaning set forth in Section 6.2.

“Participation Right” shall have the meaning set forth in Section 6.1.

“Person” shall mean any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act.

“Proceeding” shall have the meaning set forth in Section 7.2.

“Purchase Agreement” shall have the meaning set forth in the Preamble, and shall include all Exhibits attached thereto.

“Purchased Shares” shall have the meaning set forth in the Preamble, and shall be adjusted for (i) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Series B Preferred Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Purchased Shares.

“Redemption” shall have the meaning set forth in the Certificate of Designation.

“registers,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

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“Registrable Securities” shall mean (i) the shares of Common Stock issued upon the conversion of Purchased Shares and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the shares of Common Stock described in clause (i) of this definition, provided, however, that shares of Common Stock shall cease to be Registrable Securities when either (A) such shares have been disposed of in accordance with the Registration Statement, or (B) such shares may be sold under Rule 144 of the Securities Act without any limitation as to time, volume or manner of sale and without the need for the Company to comply with the current public information requirement under Rule 144(c)(1) of the Securities Act.

“Registration Statement” shall have the meaning set forth in Section 2.1.

“Representatives” shall mean, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, potential debt and equity financing sources (excluding any co-investors), and other representatives.

“Required Approvals” shall have the meaning set forth in Section 5.1.

“Required Period” shall have the meaning set forth in Section 2.3.

“Required Registration” shall have the meaning set forth in Section 2.1.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Series B Preferred Stock” shall mean the Company’s Series B convertible preferred stock, par value $0.0001 per share.

“Standstill Term” shall have the meaning set forth in Section 3.1.

“Subsidiary” shall mean, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

“Third Party” shall mean any Person other than the Investors, the Company, or any Affiliate of an Investor or the Company.

“Violation” shall have the meaning set forth in Section 2.7(a).

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2. Registration Rights.

2.1 Required Registration; Piggyback Registration.

(a) As soon as practicable after the expiration of the Lock-Up Term applicable to an Investor, but in any event within 90 days after the expiration of the Lock-Up Term applicable to such Investor, the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (unless the Company is not eligible to file a Form S-3, then it shall be filed on Form S-1 or on such other form appropriate for such purpose) covering the resale of the Registrable Securities of such Investor as a secondary offering to be made on a continuous basis pursuant to Rule 415 (the “Required Registration”). The applicable Registration Statement (including any preliminary or final prospectus or prospectus supplement contained therein) is referred to herein as a “Registration Statement.” If a Registration Statement is not initially filed on Form S-3, then following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, the Company shall file a Registration Statement on Form S-3 covering all securities that are then deemed Registrable Securities and shall cause such Registration Statement to be filed as soon as commercially reasonable and declared effective under the Securities Act as soon as reasonably possible.

(b) In addition to the Company’s agreement pursuant to Section 2.1(a) above, if the Company shall, at any time before all Registrable Securities have been sold by the Investors, determine to register with the SEC any offer and sale of shares of its Common Stock in an underwritten offering, the Company shall provide written notice to each Investor, which notice shall be provided no less than fifteen (15) calendar days prior to the filing of the applicable registration statement (the “Company Notice”). In that event, the right of any Investor to include the Registrable Securities in such a registration shall be conditioned upon such Investor's written request to participate which shall be delivered to the Company within ten (10) calendar days after the delivery date of the Company Notice, as well as such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting. All Investors proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting. Notwithstanding anything herein to the contrary, if the underwriter determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The number of Registrable Securities to be included in such registration and underwriting shall be allocated first to the Company and then to all selling stockholders who have requested to sell in the registration (including any Investors) on a pro rata basis according to the number of shares requested to be included therein.

2.2 Revocation of Required Registration. With respect to the Required Registration, each Investor may, at any time prior to the effective date of such Registration Statement, waive the requirement to have all or any of the Registrable Securities owned by such Investor included therein by providing a written notice to the Company, in which case such Registrable Securities will not be included in such Registration Statement.

2.3 Continuous Effectiveness of Registration Statement. The Company will use its commercially reasonable efforts to cause each Registration Statement (including any post-effective amendments thereto) filed pursuant to Section 2.1(a) to be declared effective by the SEC or to become effective under the Securities Act as promptly as practicable and to keep such Registration Statement that has been declared or becomes effective continuously effective until the Investors no longer hold any Registrable Securities (the “Required Period”).

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2.4 Obligations of the Company. With respect to the Required Registration during the applicable Required Period, the Company shall:

(a) prepare and file with the SEC a Registration Statement with respect to the Registrable Securities; provided that at least ten (10) Business Days prior to filing the Registration Statement or any prospectus or any amendments or supplements thereto, the Company shall furnish to the Investors and their counsel copies of all such documents proposed to be filed, and each Investor shall have the opportunity to comment on any information that is contained therein and the Company shall consider all such comments in good faith and shall make the corrections reasonably requested by such Investor with respect to any information pertaining solely to such Investor and the plan of distribution prior to filing the Registration Statement or other documents;

(b) prepare and file with the SEC such amendments, including post-effective amendments to the Registration Statement and/or replacement shelf registration statements and supplements to the Registration Statement and any prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Required Period, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the Required Period; provided that at least ten (10) Business Days prior to filing any such amendments and post-effective amendments or supplements thereto, the Company shall furnish to the applicable Investor(s) and their counsel copies of all such documents proposed to be filed, and promptly incorporate into a Registration Statement, prospectus supplement or post-effective amendment such information as such Investor may reasonably request should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(c) furnish to the Investors such numbers of conformed copies of such Registration Statement, and of each amendment and supplement thereto, such number of copies of the prospectus contained in or deemed part of such Registration Statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

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(d) notify the Investors promptly of the filing of the Registration Statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective to the Registration Statement and/or replacement shelf registration statement or any Free Writing Prospectus utilized in connection therewith;

(e) notify the Investors, promptly after the Company shall receive notice thereof, of the time when the Registration Statement becomes or is declared effective or when any amendment or supplement or any prospectus forming a part of such Registration Statement has been filed;

(f) notify the Investors promptly of any comment letter from the SEC or any request by the SEC or any other U.S. or state Governmental Authority for the amending or supplementing of any Offering Document or for additional information and promptly deliver to the Investors copies of any comments received from the SEC and any correspondence from and to the SEC and respond as promptly as reasonably practicable to such comments;

(g) notify the Investors promptly of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

(h) use all reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Investors, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Required Period, and notify the Investors of the receipt of any written notification with respect to any suspension of any such qualification or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, except as may be required by the Securities Act;

(i) promptly notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which any Offering Document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Offering Document or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Offering Document will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

(j) use all reasonable efforts to comply with all applicable rules and regulations of the SEC that apply to its registration of offers and sales of Registrable Securities under the Securities Act and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.4(j) with respect to such earning statements if it has satisfied the provisions of Rule 158 promulgated under the Securities Act;

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(k) maintain a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date no later than the effective date of such Registration Statement;

(l) notify the Investors promptly upon the happening of any event that makes any statement made in any Offering Document untrue in any material respect or that requires the making of any changes in any such Offering Document so that, in the case of a Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of any other type of Offering Document, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such notice need not include the nature or details concerning such event;

(m) if requested by counsel to an Investor, (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees (upon advice of counsel) is required to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and has agreed to their inclusion in the Registration Statement; and

(n) cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed.

2.5 Information; Investor Covenants. It shall be a condition precedent to the obligations of the Company to take any reasonable action pursuant to this Section 2 with respect to the Registrable Securities that each Investor furnish to the Company such information regarding itself and the Registrable Securities held by it as is required by Regulation S-K Item 507 or as shall be necessary to effect the registration of the Registrable Securities. Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 2.4(i) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until such Investor is advised by the Company that such dispositions may again be made. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

2.6 Expenses. The Company will pay all expenses associated with the preparation and filing of any Registration Statements required by this Section 2 , including, without limitation, SEC registration fees, FINRA filing fees, stock exchange listing fees, transfer agent fees, the Company’s counsel and accounting fees and expenses, printing expenses, delivery expenses, and costs associated with clearing the Registrable Securities for sale under applicable state securities Laws. In no event shall the Company be responsible for any discounts, commissions, fees and expenses of the Investors’ counsel, underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

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2.7 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Company shall indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act) for such Investor and each Person, if any, who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including, without limitation, the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by each Investor in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following types of statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement or any other Offering Document relating to the offering and sale of such securities, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities Law, or any rule or regulation promulgated under any state securities Law, in each case arising from such Registration Statement; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it (A) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Investor; or (B) is caused by such Investor’s disposition of Registrable Securities after notice from the Company pursuant to Section 2.4(g) during any period during which such Investor is obligated to discontinue any disposition of Registrable Securities as a result of any stop order suspending the effectiveness of any Registration Statement with respect to Registrable Securities. The Company shall pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.7(a), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) Each Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any underwriter, any other Investor selling securities in such Registration Statement and any controlling Person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Investor; or (ii) is caused by such Investor’s disposition of Registrable Securities after notice from the Company pursuant to Section 2.4(g) during any period during which such Investor is obligated to discontinue any disposition of Registrable Securities as a result of any stop order suspending the effectiveness of any Registration Statement with respect to Registrable Securities. Each such indemnifying Investor shall pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of such Investor, which consent shall not be unreasonably withheld.

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(c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in a material respect to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provided for indemnification in such case, the Company and each Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and such Investor, on the other hand; provided, however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further, however, that in no event shall any contribution under this Section 2.7(d) on the part of any Investor exceed the net proceeds received by such Investor from the sale of Registrable Securities giving rise to such contribution obligation, except in the case of fraud or willful misconduct by such Investor.

(e) The obligations of the Company and each Investor under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement and otherwise.

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2.8 SEC Reports. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell Conversion Shares to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

(a) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(b) furnish to each Investor, so long as such Investor owns any Purchased Shares or Conversion Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Investor of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any Conversion Shares without registration.

2.9 Legend Removal. After the expiration of the Lock-Up Term applicable to such Investor and provided that such transfer is being made in compliance with this Agreement, the Company shall cause the legends set forth in Section 4.6 to be removed from any Conversion Shares held or beneficially owned by such Investor, no later than two (2) Business Days from receipt of a written request from an Investor pursuant to this Section 2.9, to the extent (a) such shares have been resold under an effective Registration Statement, (b) such shares have been or will be transferred in compliance with Rule 144 under the Securities Act, (c) such shares are eligible for resale pursuant to Rule 144(b)(1)(i) under the Securities Act without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) under the Securities Act as to such shares and without volume or manner-of-sale restrictions or (d) such Investor shall have provided the Company with an opinion of counsel, reasonably satisfactory to the Company, stating that such shares may lawfully be transferred without registration under the Securities Act.

3. Restrictions on Beneficial Ownership.

3.1 Standstill. During the period (such period, the “Standstill Term”) commencing as of the date of this Agreement and continuing until the date that is the six (6)-month anniversary of the Conversion Date of the final tranche of Purchased Shares sold to each Investor under the applicable Purchase Agreement, no Investor nor any of its Affiliates shall do any of the following, either directly or indirectly by causing, requesting or directing its Affiliates to do any of the following, except as expressly approved or invited in writing by the Company:

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(a) other than purchases of additional Purchased Shares as contemplated under the applicable Purchase Agreement, the issuance of Conversion Shares or pursuant to the exercise of the Participation Right, directly or indirectly, acquire beneficial ownership of Common Stock and/or Common Stock Equivalents and/or any instrument that gives such Investor or any of its Affiliates the economic equivalent of ownership of an amount of securities of the Company (a “Derivative”), except, nothing in this Section 3.1(a)shall prevent or prohibit such Investor or any of its Affiliates from (i) investing in a fund with respect to which such Investor or any of its Affiliates does not have or share decision-making authority over investment or divestment decisions; (ii) in the case of an Affiliate that is a private equity fund or a credit fund, investing through a portfolio company of such fund; or (iii) entering into any Derivative with an Investor or its Affiliates or receiving a transfer of any Purchased Shares or Conversion Shares from an Investor or its Affiliates.

(b) make a tender, exchange or other public offer to acquire Common Stock and/or Common Stock Equivalents;

(c) directly or indirectly, (i) seek to have called any meeting of the stockholders of the Company or propose any matter to be voted upon by the stockholders of the Company, or (ii) propose or nominate for election to the Board any person whose nomination has not been approved by a majority of the Board;

(d) directly or indirectly, encourage, accept or support a tender, exchange or other offer or proposal by any other Person or group (an “Offeror”) for securities of the Company (if such offer or proposal would, if consummated, result in a Change of Control of the Company, such offer or proposal is referred to as an “Acquisition Proposal”); provided, however, that from and after the filing of a Schedule 14D-9 (or successor form of Tender Offer Solicitation/Recommendation Statement under Rule 14d-9 of the Exchange Act) by the Company recommending that stockholders accept any such offer filed after such offer has commenced, such Investor shall not be prohibited from taking any of the actions otherwise prohibited by this Section 3.1(d) for so long as the Board maintains and does not withdraw such recommendation;

(e) directly or indirectly, solicit proxies or consents or propose or seek or become a participant in a solicitation (as such terms are defined in Regulation 14A under the Exchange Act), or seek to advise or influence any Person, with respect to voting of any securities of the Company;

(f) deposit any securities of the Company in a voting trust or subject any securities of the Company to any arrangement or agreement with respect to the voting of such securities, including the granting of any proxy;

(g) propose (i) any merger, consolidation, business combination, tender or exchange offer, purchase of the Company’s assets or businesses, purchase of any securities of the Company or any Derivative, or any similar transaction involving the Company or (ii) any recapitalization, restructuring, liquidation or other extraordinary transaction with respect to the Company, in each case without the prior written consent of the Board (a transaction described in clauses (i) and (ii) that would result in a Change of Control, is referred to as a “Business Combination”);

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(h) act in concert with any Third Party to take any action in clauses (a) through (g) above, or, directly or indirectly, form, join or in any way participate in a “partnership, limited partnership, syndicate, or other group” as such terms are used in the rules of the SEC with respect to the Company or any securities of the Company;

(i) request or propose to the Board or the Company (or any of its officers, directors, Affiliates, employees, attorneys, accountants, financial advisors and other professional representatives), directly or indirectly, any amendment or waiver of any provision of this Section 3.1 (including this clause (i));

(j) make any public announcement regarding, or take any action that could require the Company to make a public announcement regarding, a potential Business Combination or any of the matters set forth in clauses (a) through (i) above; or

(k) enter into discussions, negotiations, arrangements or agreements with any Person relating to the foregoing actions referred to in (a) through (i) above;

provided, however, that nothing contained in this Section 3.1 shall prohibit such Investor or any of its Affiliates from making confidential, nonpublic proposals to the Board for a transaction involving a Business Combination following the public announcement by the Company that it has entered into a definitive agreement with a Third Party for a transaction involving a Business Combination.

4. Restrictions on Dispositions.

4.1 Lock-Up.

(a) For the period commencing as of the first Closing Date under the Purchase Agreement pursuant to which an Investor directly or indirectly acquires Purchased Shares and continuing until the date that is the first (1st) anniversary of the Conversion Date for the Purchased Shares acquired pursuant to such Purchase Agreement, provided that if there is more than one Conversion Date because there was more than one Closing under such Purchase Agreement, the period shall continue until the first anniversary of the last of such multiple Conversion Dates (with respect to such Investor, the “Lock-Up Term”), such Investor shall not, and shall cause its Affiliates not to, (i) Dispose of any of their Purchased Shares, Conversion Shares, or any other shares of Common Stock beneficially owned by them, together with any shares of Common Stock issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization, or (ii) Dispose of any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the shares of Common Stock described in clause (i) of this sentence, in each case except (1) with the prior consent of a majority of the Board which consent may be granted or withheld in the Board’s sole discretion, or (2) as provided in Section 4.2 below; provided that such Lock-Up Term shall terminate with respect to an Investor upon a material breach by the Company or Daniel Solomita of any of their obligations under this Agreement or the applicable Purchase Agreement, provided, further, that such Investor has notified the Company or Daniel Solomita (as applicable) of such material breach in writing and, if such material breach is capable of being cured, such material breach remains uncured for 30 days after delivery of such notice.

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4.2 Certain Dispositions During Lock-Up.

(a) Disposition in Tender Offer. Notwithstanding Section 4.1, each Investor and its Affiliates may, at any time, Dispose of any of the Purchased Shares, Conversion Shares or any other shares of Common Stock beneficially owned by them into (i) a tender offer by a Third Party which is not opposed by the Board (but only after the Company’s filing of a Schedule 14D-9, or any amendment thereto, with the SEC disclosing the recommendation of the Board with respect to such tender offer), unless such Investor is then in breach of its obligations pursuant to Section 3.1 with respect to the tender offer or (ii) an issuer tender offer by the Company.

(b) Required Disposition. Notwithstanding Section 4.1 but subject to Section 4.3, each Investor and its Affiliates may, at any time, Dispose of any of the Purchased Shares, Conversion Shares or any other shares of Common Stock beneficially owned by them to the extent such Investor or its Affiliates is ordered or otherwise required to do so by any Law or Governmental Authority. The Company shall use its reasonable best efforts to cooperate with the Investors and their respective Affiliates to facilitate any such Disposition described in this Section 4.2(b).

(c) Disposition to and Investor and its Affiliates. Notwithstanding Section 4.1, each Investor and its Affiliates may, at any time, enter into any Derivative with an Investor and/or its Affiliates and may transfer any of the Purchased Shares or Conversion Shares to an Investor and/or its Affiliates.

(d) Disposition by Reed Circular Economy to its Affiliates. Notwithstanding Section 4.1, Reed Circular Economy may transfer at any time any of the Purchased Shares or Conversion Shares to any Affiliate thereof .

4.3 Certain Dispositions. Notwithstanding Section 4.1, in no event shall the Investors or any of their respective Affiliates do any of the following, either directly or indirectly by causing, requesting or directing their respective Affiliates to do any of the following, at any time: Dispose of any Purchased Shares, Conversion Shares or any other shares of Common Stock beneficially owned by the Investors or any of their respective Affiliates to any Competitor; provided, however, that the restrictions set forth in this sentence shall not apply to any Disposition of Conversion Shares or Common Stock in an unsolicited open market transaction or a registered offering.

4.4 Effect of Prohibited Disposition. If any Disposition is made or attempted contrary to the provisions of this Agreement, (a) such purported Disposition shall be void ab initio, (b) the Company shall have, in addition to all other legal or equitable remedies that it may have, the right to injunctive relief and specific performance to enforce the provisions of this Agreement, and (c) the Company shall have the right to refuse to recognize any transferee in a Disposition as a stockholder for any purpose.

4.5 Compliance with Laws. Notwithstanding any other provision of this Article 4, each Investor acknowledges and agrees that the Purchased Shares and any Conversion Shares may be disposed of only (1) pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or (2) pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities Laws.

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4.6 Legends. The Purchased Shares and Conversion Shares will bear restrictive instructions in substantially the following form (and a stop-transfer order may be placed against transfer of the book entries for such Purchased Shares and Conversion Shares):

THE SECURITIES REPRESENTED BY THIS BOOK ENTRY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO THE INVESTORS RIGHTS AGREEMENT, DATED [●], BY AND AMONG THE COMPANY, DANIEL SOLOMITA AND THE INVESTORS NAMED THEREIN. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR OTHER EVIDENCE OF EXEMPTION EXISTS.

5. Voting Agreement.

5.1 Voting of Shares held by Founder. The Founder agrees that at any meeting of the stockholders of the Company, or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, with respect to any matter that needs to be approved by stockholders of the Company to give effect to each Investor’s rights under this Agreement, each Purchase Agreement, and the Certificate of Designation (the “Required Approvals”), the Founder shall:

(a) appear at such meeting or otherwise cause the shares of the Series A Preferred Stock of the Company and the Common Stock for which the Founder is the registered and/or direct or indirect beneficial owner of, or exercises control or direction over (the “Founder Shares”) to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), or deliver a proxy (or cause a proxy to be delivered) covering all of the Founder Shares that the Founder shall be entitled to so vote, provided that, in the case of the Founder Shares that are shares of Series A Preferred Stock of the Company, the Founder may, where applicable, deliver an action by written consent with respect to such Founder Shares in lieu of voting such Founder Shares at a meeting of the stockholders of the Company, (i) in favor of the Required Approvals, and (ii) against any proposal that conflicts with or would interfere with the exercise of each Investor’s rights under this Agreement.

5.2 Founder Covenant. Prior to the termination of this Agreement, Founder agrees not to enter into any agreement, arrangement or understanding (whether written or oral, binding or non-binding) with any Person to vote, act by written consent, or give instructions in any manner inconsistent with Section 5.1. Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

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6. Participation Right.

6.1 General. If (and only if), in connection with a Fundamental Change, the Company elects to effectuate a Redemption, the Company shall arrange for each Investor to have a right (the “Participation Right”) to purchase, in connection with such Fundamental Change, a percentage of the shares of Common Stock that are to be converted into cash in such Fundamental Change equal to its Fully-Diluted Ownership Percentage as at immediately prior to such Fundamental Change, on the same terms and conditions that are applicable to, and at a price per share equal to the price paid by, the purchaser(s) in the transaction or series of transactions resulting in such Fundamental Change. For purposes of this section only, “Fully-Diluted Ownership Percentage” shall assume the conversion of all Purchased Shares then outstanding into Common Stock at a conversion price equal to the price per share to be paid by the purchaser(s) in such transaction or series of transactions resulting in such Fundamental Change.

6.2 Procedures. Prior to the execution of a definitive agreement providing for a transaction or series of transactions resulting in a Fundamental Change, the Company shall provide each Investor with written notice of such Fundamental Change (a “Participation Notice”), describing the identity of the purchaser(s) and the price and the other material terms of such transaction or series of transactions resulting in such Fundamental Change. Each Investor shall have ten (10) Business Days from the date of receipt of the Participation Notice to exercise its Participation Right by agreeing in writing to execute the definitive agreements related to such Fundamental Change and the same price, terms and conditions as those applicable to transaction or series of transactions resulting in such Fundamental Change, provided that under no circumstances shall this Section 6 entitle such Investor to enter into any new business relationship with the Company or to have any rights against the Company other than as an investor in the Company. If an Investor fails to so respond in writing within such ten (10) Business Day period to exercise its Participation Right, then such Investor shall forfeit its Participation Right hereunder with respect to such Fundamental Change. Notwithstanding the foregoing, any consummation by an Investor of the Participation Right shall be subject to the satisfaction of all necessary Company stockholder approval requirements and the obtainment of all necessary consents, approvals and waivers under applicable Law.

7. Miscellaneous.

7.1 Governing Law. The law, including the statutes of limitation, of the State of New York shall govern this Agreement (except as provided by Nevada law, with respect to the internal affairs of the Company), the interpretation and enforcement of its terms and any claim or cause of action (in law or equity), controversy or dispute arising out of or related to it or its negotiation, execution or performance, whether based on contract, tort, statutory or other law, in each case without giving effect to any conflicts-of-law or other principle requiring the application of the law of any other jurisdiction.

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7.2 Submission to Jurisdiction. Each party hereto irrevocably (a) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, Borough of Manhattan or the United States District Court for the Southern District of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. Each party hereto agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the parties and may be enforced in any court to the jurisdiction of which the parties are subject by a suit upon such judgment. EACH PARTY HERETO (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

7.3 Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.

7.4 Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth on Schedule I attached hereto (in the case of an Investor) or Schedule II attached hereto (in the case of the Company or the Founder) and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or electronic mail, upon written confirmation of receipt by facsimile, electronic mail or otherwise, (b) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. Any party may change its address by giving notice to the other parties in the manner provided above.

7.5 Entire Agreement. This Agreement, the applicable Purchase Agreement (in the case of each Investor), the Certificate of Designation (including all exhibits hereto and thereto) and all other agreements, certificates and other instruments entered into in connection with the transactions contemplated by the applicable Purchase Agreement (in the case of each Investor) constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect hereto and thereto.

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7.6 Amendments. No provision in this Agreement shall be modified or amended except in a writing executed by an authorized representative of each of the Company and each Investor, and, in the case of Section 5, by the Founder.

7.7 Interpretation. When a reference is made in this Agreement to a section, subsection, article, exhibit or schedule such reference shall be to a section, subsection, article, exhibit or schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any exhibit or schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any exhibit or schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All exhibits and schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa. This Agreement has been prepared jointly and will not be construed against either party.

7.8 Severability. If, under applicable Laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement in any jurisdiction (“Modified Clause”), then, it is mutually agreed that this Agreement shall endure and that the Modified Clause shall be enforced in such jurisdiction to the maximum extent permitted under applicable Laws in such jurisdiction; provided that the parties shall consult and use all reasonable best efforts to agree upon, and hereby consent to, any valid and enforceable modification of this Agreement as may be necessary to avoid any unjust enrichment of either party and to match the intent of this Agreement as closely as possible, including the economic benefits and rights contemplated herein.

7.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series B Preferred Stock or an existing Investor duly transfers its shares of Series B Preferred Stock to a permissible transferee in compliance with this Agreement, after the date hereof to any Person, any such purchaser or transferee of such shares of Series B Preferred Stock shall become a party to this Agreement by executing and delivering a joinder agreement to this Agreement in substantially the form of Exhibit A attached hereto, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder. The prior written consent of the Investors shall be required for any other Person to become a party to this Agreement. Upon receipt of a duly executed and valid joinder agreement, Schedule I to this Agreement shall be updated to reflect an accurate listing of the current Investors.

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7.10 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by an Investor or the Company without (a) the prior written consent of the Company in the case of any assignment by an Investor or (b) the prior written consent of each Investor in the case of an assignment by the Company; provided that no such consent shall be required from the Investors in connection with any acquisition of the Company or a majority of the outstanding shares of Common Stock, in each case in a single or series of related transactions.

7.11 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assignees of the parties.

7.12 Counterparts. This Agreement may be executed in two or more counterparts, and by facsimile, pdf or other electronic format, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

7.13 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any party hereto. No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto.

7.14 Remedies. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or Law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

7.15 Specific Performance. The parties hereby acknowledge and agree that the rights of the parties hereunder are special, unique and of extraordinary character, and that if any party refuses or otherwise fails to act, or to cause, direct or request its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure would result in irreparable injury to the nonbreaching party(ies) as the case may be, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged party at law or in equity, such damaged party will be entitled to obtain specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction. Each party hereto hereby further waives any defense in any action for specific performance that a remedy at law would be adequate.

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7.16 Confidentiality. Each Investor shall, and shall cause its Affiliates and Representatives to, keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that is not included in any publicly available Offering Documents and that is be furnished to such Investor or its Affiliates or Representatives by or on behalf of the Company or any of its Representatives pursuant to this Agreement (the “Confidential Information”) and to use the Confidential Information solely in connection with managing such Investor’s rights and obligations under this Agreement; provided that the Confidential Information will not include information that (a) is, was or becomes available to the public (other than as a result of a breach of any confidentiality obligation by an Investor or its Affiliates), (b) is or has been independently developed or conceived by such Investor or its Affiliates without use of the Confidential Information or (c) is or has been made known or disclosed to such Investor or its Affiliates by a Third Party without a breach of any confidentiality obligations such Third Party has to the Company that is known to such Investor or its Affiliates; provided further that, each Investor may disclose the Confidential Information (i) to its Representatives in connection with its investment in the Company, (ii) to any prospective purchaser of any Conversion Shares from such Investor and their respective Representatives, provided that (A) to the knowledge of such Investor, such prospective purchaser is not a Competitor or otherwise a party to whom such Investor is not permitted to transfer Conversion Shares pursuant to Section 4.3 of this Agreement, (B) such prospective purchaser agrees to be bound by a confidentiality or non-disclosure agreement with such Investor that is no less restrictive than the confidentiality obligations set forth herein, as the case may be, and agrees to bind each of its Representatives who receives any Confidential Information to also be subject to confidentiality or non-disclosure agreements that are no less restrictive than the confidentiality obligations set forth herein, and (C) within seven (7) days of providing any Confidential Information to any such prospective purchaser, such Investor provides notice to the Company identifying such prospective purchaser, (iii) to any Affiliates of such Investor and their respective Representatives, in each case in the ordinary course of business (provided that the recipients of such Confidential Information are subject to a confidentiality and non-disclosure obligation no less restrictive than the confidentiality obligations set forth herein), or (iv) as may otherwise be required by law or legal, judicial or regulatory process, provided that (x) such Investor provides prompt prior written notice to the Company notifying the Company of the manner, scope and justification for such disclosure, (y) such Investor takes reasonable steps to minimize the extent of any required disclosure described in this clause (iv) and (z) such disclosure requirement does not arise from a breach of Section 3 of this Agreement; and provided, further, that the acts and omissions of any Person to whom such Investor may disclose the Confidential Information (and such Person’s Representatives who receive any such Confidential Information) pursuant to clauses (i), (ii) and (iii) of the preceding proviso shall be attributable to such Investor for purposes of determining such Investor’s compliance with this Section 7.16, except those who have entered into a separate confidentiality or non-disclosure agreement, or are subject to a separate confidentiality or non-disclosure obligation, with the Company.

7.17 Termination. Each Investor’s obligations set forth in this Agreement shall terminate once such Investor no longer holds, directly or indirectly, any Purchased Shares or Conversion Shares.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

LOOP INDUSTRIES, INC.

By:	/s/ Daniel Solomita.
Name:	Daniel Solomita
Title:	Chief Executive Officer and President

FOUNDER:

/s/ Daniel Solomita
Daniel Solomita

Solely for purposes of Section 5

Signature Page to Investors Rights Agreement

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

REED CIRCULAR ECONOMY

By:	/s/ Julien Touati
Name:	Julien Touati
Title:	President

Signature Page to Investors Rights Agreement

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SCHEDULE I

INVESTORS AND INVESTOR NOTICE ADDRESSES

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SCHEDULE II

COMPANY AND FOUNDER NOTICE ADDRESSES

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EXHIBIT A

FORM OF JOINDER AGREEMENT